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                                                                    EXHIBIT 99.1

AVIVA Y. GORDON, ESQ.                                   ------------------------
Nevada Bar No. 5333                                             FILED
ELLIS & GORDON                                           JUN 18 9:21 AM '01
510 S. Ninth Street
Las Vegas, NV 89101                                      SHIRLEY B. PARRAGUIRRE
(702)385-3727                                           ------------------------
Attorneys for George C. Swarts, Receiver



                                 DISTRICT COURT

                              CLARK COUNTY, NEVADA

NetSol International, Inc., a                        )        Case No. A435871
Nevada corporation,                                  )        Dept No. XII
                                                     )
         Plaintiff,                                  )
                                                     )
vs.                                                  )
                                                     )
Jonathan D. Iseson, et al.                           )        ORDER
                                                     )
         Defendants.                                 )
-----------------------------------------------------)

         The court upon review of all the pleadings and arguments made of counsel all parties, and the court having determined that their good cause be good cause and proper reason makes the following findings:

         Based upon the pleadings and papers on file with the court in relation to the pending motion for preliminary injunction, the court finds that it is appropriate to appoint a receiver under the circumstances presented. The court finds that it has jurisdiction to appoint a receiver over NetSol International. Furthermore, all parties consent to said appointment of the receiver.

         Specifically, the court finds that it should appoint a receiver in accordance with NRS 78.635(1), in order to protect the creditors and stockholders of the corporation.

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         Therefore, in accordance with the findings of the court:

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED that George C. Swarts is appointed as Temporary Receiver (hereinafter referred to as "receiver")with full power of an equity receiver for NetSol International, Inc., and all its subsidiaries and affiliates and of all funds, properties, premises and other assets directly or indirectly owned wherever situated, beneficially or otherwise by NetSol International, Inc. with the direction and authority to accomplish the following:

         A. Take custody, control and possession of all funds, bank accounts, brokerage accounts, property, premises, mail and other assets of or in the possession or in control of the entities, including the contents of any safe deposit box wherever situated, with full power to divert, return to sender, hold without opening, open or copy any mail and to sue for, collect, receive and take into possession all goods, chattels, rights, credits, monies, effects, land leases, books, working papers and records of accounts, including electronic file and any media and all other papers and documents of the entities;

         B. Conserve, preserve, protect, hold and administer the business and all assets of NetSol International, Inc. until further order of this court with full authority to perform all acts necessary incidental thereto, including terminating employees and independent contractors;

         C. Employ any managers, accountants, agents, attorneys, investigators, employees, servants, accountants and technical specialists as may in the Receiver's judgment be advisable or necessary in the management, conduct, control or custody of the affairs of the entities and the assets thereof and otherwise generally to assist in the receivership;

         D. Make any payments and disbursements that may be necessary and advisable for the preservation of the properties of NetSol International, Inc. and as may be necessary and advisable in discharging the receivership duties;

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         E. Receive and collect any and all sums of money due or owing the entities in any manner whatsoever and to do such things and enter into such agreements in connection with the administration, care, preservation and maintenance of the properties of the entities as the Receiver may deem advisable;

         F. Sell or dispose of assets which the receiver deems to be in the best interest of NetSol International, Inc. subject to previous court approval for any such transaction;

         G. Institute, prosecute and defend, compromise, adjust, intervene in or become party to any actions or proceedings in state, federal or foreign court as may in the Receiver's opinion be necessary or proper for the protection, maintenance and preservation of the assets of the entities or the carrying out of the terms of this order and likewise to defend, compromise or adjust or otherwise dispose of any or all actions or proceedings now pending in any court, by or against the entities, or the prosecution, defense or other disposition of those actions or proceedings will in the judgment of the Receiver be advisable or proper for the protection of the properties of the entities;

         H. To make periodic reports, observations and recommendations to this court and seek guidance and instructions from this court if the Receiver deems it necessary upon one day's written or oral notice to all parties who filed an appearance in this proceeding;

         I. The Receiver and its accountants, attorneys, agents and consultants shall be compensated from the assets of the receivership estate for their normal hourly charges and for all expenses incurred by them in fulfilling of the terms of this order. This compensation for the Receiver shall be at the rate of $250 per hour. This compensation for the Receiver's personnel and for other agents and consultants of the Receiver shall be at their customary hourly rates. The Receiver shall also be compensated for photocopying, long distance, postage, travel and other expenses at actual cost. The Receiver may pay itself and its accountant, attorneys, agents and

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consultants on a regular basis as and when billed from the assets of the receivership estate provided that the Receiver shall apply to the court for approval of these charges at regular intervals of three months;

         J. The Receiver shall be granted the right to enter into any business arrangement or relationship that he may deem to be reasonably necessary in the furtherance of his duties as receiver for NetSol International, Inc..

         IT IS FURTHER HEREBY ORDERED, ADJUDGED, AND DECREED that immediately upon service of this order upon them, all parties and any other persons or entities served with a copy of this order shall deliver to the Receiver:

         A. Possession and custody of all funds, assets, property owned beneficially or otherwise and all other assets where situated of NetSol International, Inc., its subsidiaries or affiliates;

         B. Possession and custody of all books, records of account, all financial and accounting records, balance sheets, income sheets, bank records, including monthly statements, canceled checks, records of file transfers and check registers, title documents and other papers of NetSol International, Inc., its subsidiaries or affiliates;

         C. All passwords or codes required to access any hardware, software, electronic file or media;

         D. All keys, passwords, identification numbers, entry codes and combinations to locks required to open or gain access to any of NetSol International's property or effects, computer files, including backup tapes, and all monies in any bank deposited by or to the credit of the entities wherever situated;

         E. All information identified in the accounts, employees, properties or other assets or obligations of the entities;

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         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED, that the parties to this litigation shall refrain from interfering with the Receiver taking custody, control or possession of assets of the entities and from interfering in any manner directly or indirectly with the custody, possession and control of the Receiver; shall fully cooperate and assist the Receiver appointed in this action; are prohibited and enjoined from collecting any debts or demands due to NetSol International, Inc. except as may be requested by the Receiver; paying out, assigning, selling, conveying, transferring, encumbering or delivering assets of the entities to any person or entity other than the Receiver; and will take no action directly or indirectly to hinder or obstruct the Receiver in the conduct of his duties or to interfere in any manner directly or indirectly with the custody, possession, management or control by the Receiver.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that communication from NetSol International, Inc. to third parties, including but not limited to customers of NetSol International, Inc., shall be limited to communication either directly from the receiver and/or that which is previously approved by the receiver.

         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that any bank, savings and loan institution, credit union, financial institution, brokerage house, money market or mutual fund, common carrier, storage company, escrow agent, title company, commodity trading company, trustee, internet service provider, or any other person, partnership, corporation or other legal entity is served with a copy of this order shall cooperate with all reasonable requests of the Receiver relating to the implementation of this order, including transferring funds and the contents of safe deposit boxes at the Receiver's discretion and producing records relating to the entity's account for the Receiver.

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         IT IS FURTHER HEREBY ORDERED, ADJUDGED AND DECREED that the Receiver shall file with the clerk of this court within ten days of entry of this order a bond in the sum of five thousand dollars ($5,000) with sureties to be approved by the court.

         DATED this 18th day of June, 2001.

                                                    /s/ JAMES C. MAHAN
                                                    ----------------------------
                                                    DISTRICT COURT JUDGE

Submitted by:

ELLIS & GORDON



By: /s/ AVIVA Y.  GORDON
    ----------------------------
        Aviva Y. Gordon, Esq.
        510 S. Ninth Street
        Las Vegas, NV 89101
        (702)385-3727
        Attorneys for the George C. Swarts, Receiver